SECTION 906 CERTIFICATION

      We, Kevin M. Landis, President, and Omar Billawala, Treasurer, of Firsthand Funds (the "registrant"), certify that:

      1. The report on Form N-CSR of the registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By: /s/ Kevin M. Landis
    ------------------------------------
    Kevin M. Landis
    President

Date: February 26, 2004


By: /s/ Omar Billawala
    ------------------------------------
    Omar Billawala
    Treasurer

Date: February 26, 2004